Registration Nos. 033-52154
811-07168

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 45	[x]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]

Amendment No. 46 [x] (Check appropriate box or boxes.) ___________________________________

HENNESSY FUNDS TRUST (Exact Name of Registrant as Specified in Charter)

7250 Redwood Blvd.
Suite 200
Novato, California	94945
(Address of Principal Executive Offices)	(ZIP Code)

(800) 966-4354 (Registrant’s Telephone Number, including Area Code)

Neil J. Hennessy	Copy to:
Hennessy Advisors, Inc.	Peter D. Fetzer
7250 Redwood Blvd.	Foley & Lardner LLP
Suite 200	777 East Wisconsin Avenue
Novato, California 94945	Milwaukee, Wisconsin 53202-5306
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b)
☐ on (dated) pursuant to paragraph (b)
☒  60 days after filing pursuant to paragraph (a)(1)
☐ on (dated) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (dated) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Hennessy Funds Trust (the “Registrant”) is filing this amendment to add Institutional Class shares to the Hennessy Gas Utility Fund and to implement certain changes to the Hennessy Technology Fund’s investment strategy.  The Amendment includes the following: (1) facing page, (2) Part A (prospectus for Institutional Class shares of the Hennessy Gas Utility Fund and Investor Class and Institutional Class shares of the Hennessy Technology Fund), (3) Part B (a statement of additional information for Institutional Class shares of the Hennessy Gas Utility Fund and Investor Class and Institutional Class shares of the Hennessy Technology Fund), (4) Part C, and (5) signature pages.  The Amendment is not being filed to update or amend the prospectus or statement of additional information for any other series or class of the Registrant.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus, Subject to Completion, Dated December 16, 2016

PROSPECTUS & OVERVIEW
______________, 2017

SECTOR & SPECIALTY	Investor	Institutional
Hennessy Gas Utility Fund	N/A	HGASX
Hennessy Technology Fund	HTECX	HTCIX

hennessyfunds.com  |  1-800-966-4354

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds or determined if this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

(This Page Intentionally Left Blank.)

Contents

Summary Information:
Sector & Specialty
Hennessy Gas Utility Fund	2
Hennessy Technology Fund	5
Important Additional Fund Information	8
Additional Investment Information	9
Management of the Funds	10
Shareholder Information
Pricing of Fund Shares	12
Classes of Shares	12
Account Minimum Investments	12
Market Timing Policy	13
Telephone Privileges	13
How to Purchase Shares	14
Automatic Investment Plan	15
Retirement Plans	15
How to Sell Shares	16
How to Exchange Shares	17
Systematic Cash Withdrawal Program	18
Dividends and Distributions	18
Tax Information	19
Descriptions of Indices	19
Householding	19
Electronic Delivery	19
Financial Highlights	20

An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

HENNESSY FUNDS	1-800-966-4354

HGASX

HENNESSY GAS UTILITY FUND

Investment Objective

The Hennessy Gas Utility Fund seeks income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.24%
Total Annual Fund Operating Expenses	0.64%

[1]
“Other Expenses” is estimated based on expenses from fiscal year 2016 for Investor Class shares of the Fund, as adjusted to account for anticipated class-level differences in expenses of Institutional Class shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio. [The portfolio turnover information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

Principal Investment Strategy

The Fund intends to provide investment results that replicate the performance of the American Gas Association Stock Index (the “AGA Stock Index”).  The AGA Stock Index is maintained by the American Gas Association, a national trade association of natural gas companies, and is licensed exclusively to the Manager for use as an investment strategy. The AGA Stock Index consists of all of the publicly-traded member companies of the American Gas Association, which include natural gas distribution, gas pipeline, diversified gas and combination gas and electric companies. The Fund invests in domestic U.S. securities, but such securities may include domestic securities of foreign issuers, including indirect investments such as American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  The stocks included in the Fund are chosen solely on the basis of their inclusion in the AGA Stock Index.

The Fund intends to invest under normal circumstances at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations.  Under normal circumstances, no attempt is made to actively manage the Fund’s portfolio by using economic, financial or market analysis and the adverse financial situation of a company will not result in its elimination from the Fund’s portfolio unless the company is removed from the AGA Stock Index.  The percentage amount of the Fund’s assets invested in the stock of a particular company that is included in the AGA Stock Index is approximately the same as the percentage that such company’s stock represents in the AGA Stock Index.  The percentage amount of each company’s stock in the AGA Stock Index is based on such company’s market capitalization, which is the number of its shares outstanding multiplied by the market price of its stock.  This computation is also weighted to reduce the effect of a company’s assets that are not connected with natural gas distribution and transmission revenue. Although there is no predetermined acceptable range of deviation between the performance of the AGA Stock Index and that of the Fund, the Fund attempts to achieve a correlation of approximately 95% or better.  One-hundred percent correlation would mean the total return of the Fund’s assets would increase

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY GAS UTILITY FUND

and decrease exactly the same as the AGA Stock Index.  If a deviation occurs, it may be the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses.

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Industry Concentration Risk: The Fund concentrates its investments within the natural gas distribution and transmission industry. Because of its narrow industry focus, the Fund’s performance is tied closely to and affected by developments in the natural gas distribution and transmission industry, such as competition and weather. The profitability of the gas industry may also be sensitive to increased interest rates because of the industry’s capital intensive nature.

Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund may be more volatile because each stock in which it invests could have greater impact on the Fund’s performance.

Foreign Securities Risk:  The Fund may invest in the securities of foreign issuers, including American Depositary Receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

Index Tracking Risk:  While the Fund seeks to track the performance of the AGA Stock Index as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation due to such factors as the various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses that are not incurred by the AGA Stock Index, or the possibility that the Fund may experience significant subscriptions and/or redemption requestion.  In addition, the Fund may not be fully invested at all times as a result of cash flows into the Fund or reserves of cash that are maintained in order to cover operating expenses and meet redemption requests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of an index reflecting a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects the market sector in which the Fund invests, the AGA Stock Index.  For additional information on these indices, please see “Descriptions of Indices” on page 19 of this Prospectus.  The performance information shown reflects the performance of the Fund’s Investor Class shares, a class that is not offered in this Prospectus, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.  Prior to the date of this Prospectus, the Institutional Class shares were not offered to investors.  The Fund is the successor to the FBR Gas Utility Index Fund (the “Predecessor Gas Utility Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Gas Utility Fund, which had the same investment objective and same investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Fund’s website (hennessyfunds.com). [Performance information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

HENNESSY FUNDS	1-800-966-4354

HGASX

HENNESSY GAS UTILITY FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 14.73% for the quarter ended June 30, 2009 and the lowest quarterly return was -16.40% for the quarter ended September 30, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares as the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015)

	One	Five	Ten
	Year	Years	Years
Hennessy Gas
Utility Fund – Investor

Returns before taxes	-16.01%	11.42%	9.02%

Returns after taxes
on distributions	-17.05%	10.30%	8.00%

Returns after taxes on
distributions and sale
of fund shares	-8.14%	9.15%	7.38%

AGA Stock Index
(reflects no deduction for
fees, expenses or taxes)	-14.88%	11.94%	9.78%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	1.38%	12.57%	7.31%

We use the AGA Stock Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund. The AGA Stock Index is calculated monthly and provided by the American Gas Association.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Manager

Winsor (Skip) H. Aylesworth, Ryan C. Kelley, and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Aylesworth has served as a Portfolio Manager of the Fund since 2001. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014 and as a Co-Portfolio Manager of the Fund from March 2013 to September 2014.  Mr. Peery has served as a Portfolio Manager of the Fund since February 2015 and has been employed by the Manager since 2002.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 8 of this Prospectus.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY TECHNOLOGY FUND

HENNESSY TECHNOLOGY FUND

Investment Objective

The Hennessy Technology Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. [Annual fund operating expenses, as adjusted for the reduced management fee, will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		2.09%		1.87%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[2]	1.99%		1.87%
Total Annual Fund Operating Expenses		2.98%		2.61%
Expense Reimbursement[3]		(1.75)%		(1.63)%
Net Expenses		1.23%		0.98%

[1]
Effective March 1, 2017, the Fund’s management fees were reduced to 0.74%.  The expense table has been restated to reflect such changes, which causes “Total Annual Fund Operating Expenses” to differ from the ratio of expenses to net assets shown in the Fund’s most recent annual report.

[2]
“Remaining Other Expenses” is estimated based on expenses from fiscal year 2015 and includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

[3]
The Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding certain expenses such as acquired fund fees and expenses, 12b-1 fees, and shareholder servicing fees payable to the Fund’s investment manager) do not exceed 0.98% of the average daily net assets of Investor Class and Institutional Class shares of the Fund.  The contractual arrangement will continue until February 28, 2018.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the net expenses for the first year and equal to total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be: [Cost information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

	One Year	Three Years	Five Years	Ten Years
Investor	$125	$756	$1,413	$3,175
Institutional	$100	$656	$1,239	$2,823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio. [The portfolio turnover information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing of products or services in the technology industry. Potential investments include, but are limited to, the following industries: computer software and hardware, semiconductors, scientific instrumentation, telecommunications, defense and commercial electronics, and data storage and retrieval. The Fund primarily invests in equity securities of domestic and foreign companies listed on a U.S. national securities exchange and American Depositary Receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  From a universe of stocks with a market capitalization exceeding $175 million, the Portfolio Manager selects a portfolio of approximately 60 common stocks (weighted equally by dollar amount) with the following attributes:

• Sector leading cash flows and profits

• History of delivering excess returns over its cost of capital

HENNESSY FUNDS	1-800-966-4354

Investor: HTECX
Institutional: HTCIX

• Relative value versus other stocks in the sector

• Ability to generate cash

• Attractive balance sheet risk profile

• Prospects for sustainable profitability

The universe of stocks is re-screened and the portfolio is rebalanced on a regular basis.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Small- and Medium-Sized Companies Risk: The Fund may invest in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Industry Concentration Risk:  The Fund concentrates its investments within the technology industry.  Because of its narrow industry focus, the performance of the Fund is tied closely to and is affected by developments in the technology industry and its related businesses. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

Foreign Securities Risk:  The Fund may invest in foreign securities, including indirect investments such as American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have greater impact on the Fund’s performance.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Fund’s after-tax performance.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of indices that reflect a broad measure of market performance, the NASDAQ Composite Index and the S&P 500 Index.  For additional information on these indices, please see “Descriptions of Indices” on page 19 of this Prospectus.  The Fund is the successor to the FBR Technology Fund (the “Predecessor Technology Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Technology Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Fund’s website (hennessyfunds.com). [Performance information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY TECHNOLOGY FUND

HENNESSY TECHNOLOGY FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 18.58% for the quarter ended June 30, 2009 and the lowest quarterly return was -22.74% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares as the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015)

	One	Five	Ten
	Year	Years	Years
Hennessy Technology
Fund – Investor

Returns before taxes	3.46%	5.77%	4.67%

Returns after taxes
on distributions	3.46%	5.77%	4.28%

Returns after taxes on
distributions and sale
of fund shares	1.96%	4.51%	3.59%

Hennessy Technology
Fund – Institutional
Returns before taxes	3.90%	6.06%	4.82%

NASDAQ Composite Index
(reflects no deduction for
fees, expenses or taxes)	6.96%	14.97%	9.77%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	1.38%	12.57%	7.31%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

The Fund’s investment decisions are made by a portfolio management team that is jointly and primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. The portfolio management team is comprised of Brian E. Peery, Lead Portfolio Manager, Ryan C. Kelley, Co-Portfolio Manager, and Daniel P. Hennessy, Associate Analyst.  Mr. Peery has served as Lead Portfolio Manager of the Fund since March 2017 and has been employed by the Manager since 2002.  Mr. Kelley has served as a Co-Portfolio Manager of the Fund since March 2017 and has been employed by the Manager since 2012.  Mr. Daniel Hennessy has served as an Associate Analyst of the Fund since March 2017 and has been employed by the Manager since 2015.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 8 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

IMPORTANT ADDITIONAL FUND INFORMATION

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time on Monday through Thursday or between 9:00 a.m. and 5:00 p.m. Eastern time/6:00 a.m. and 2:00 p.m. Pacific time on Friday (excluding holidays).  You may buy Fund shares each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

Distributions on Fund shares are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Funds.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend a Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.

HENNESSYFUNDS.COM

ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures respecting disclosure of their portfolio holdings.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”) unless this violates the investment limitations of the Fund.  The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategies, as specified in the Prospectus, or to meet redemption requests.

HENNESSY FUNDS	1-800-966-4354

MANAGEMENT OF THE FUNDS

Investment Manager

Hennessy Advisors, Inc. is the investment manager of each of the Funds. The Manager’s address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most of the personnel needed by the Funds.  As of January 31, 2016, the Manager managed approximately $5.95 billion of net assets on behalf of the Hennessy Funds. [This information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

Management Fees

For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the most recent fiscal year, the Funds paid the Manager the following management fees (these management fees remain current as of the date of this Prospectus, except as noted below):

FUND	MANAGEMENT FEE
Hennessy Gas Utility Fund	0.40%
Hennessy Technology Fund	0.90%*

*	Effective March 1, 2017, the management fee of the Hennessy Technology Fund was reduced to 0.74%.

Portfolio Managers Employed by the Investment Manager

Where a Fund is managed by multiple Portfolio Managers, such management is conducted with research, stock selection, portfolio composition and day-to-day trading decisions distributed equally among the Portfolio Managers.

Daniel P. Hennessy has served as an Associate Analyst of the Hennessy Technology Fund since March 2017.  He has been employed by the Manager since 2015.

Brian E. Peery has served as a Portfolio Manager of the Hennessy Gas Utility Fund since February 2015 and as Lead Portfolio Manager of the Hennessy Technology Fund since March 2017. Mr. Peery has been employed by the Manager since 2002.

Winsor (Skip) H. Aylesworth has served as a Portfolio Manager of the Hennessy Gas Utility Fund since 2001.  He has been employed by the Manager since October 26, 2012. Prior to that date, Mr. Aylesworth was employed by FBR Fund Advisers, Inc.

Ryan C. Kelley has served as a Portfolio Manager of the Hennessy Gas Utility Fund since October 2014 and as a Co-Portfolio Manager from March 2013 through September 2014.  He has also served as a Co-Portfolio Manager of the Hennessy Technology Fund since March 2017.  He has been employed by the Manager since October 26, 2012. Prior to that date, Mr. Kelley was employed by FBR Fund Advisers, Inc.

Additional Manager Information

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for each of the Funds is available in the semi-annual report of the applicable Fund to shareholders for the period ended April 30, 2016.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Hennessy Funds that they manage.

Distribution Fees

The Hennessy Technology Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, which allows the Fund to use up to 0.25% of the average daily net assets of its Investor Class shares to pay sales, distribution and other fees for the sale and distribution of its shares and for shareholders services provided to investors.  Currently, the Board of Trustees has approved the payment of up to 0.15% of the average daily net assets of the Fund as a Rule 12b-1 fee.

Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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MANAGEMENT OF THE FUNDS

Shareholder Servicing Agreement

The Hennessy Technology Fund has entered into a Shareholder Servicing Agreement with the Manager. The Shareholder Servicing Agreement provides that the Manager will provide administrative support services to the Fund consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Fund or their accounts;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to shareholder questions; and

•	providing such other similar services as may be requested.

For such services, the Fund pays an annual service fee to the Manager equal to 0.10% of the average daily net assets of its Investor Class shares. Institutional Class shares are not subject to this servicing fee.

HENNESSY FUNDS	1-800-966-4354

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value (“NAV”). This is calculated by dividing a Fund’s assets, minus its liabilities, by the number of shares outstanding. The NAV of a Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values money market instruments it holds with an original term to maturity of 60 days or less at their amortized cost, which approximates fair market value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined under the supervision of the Fund’s Board of Trustees.  If a Fund holds securities traded on a foreign exchange, such securities may trade on weekends or other days when the Fund does not price its shares and thus affect the Fund’s NAV on days when investors will not be able to purchase or redeem the Fund’s shares.

If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the applicable stock exchange.

FOR QUESTIONS PLEASE CALL

Hennessy Funds
1-800-966-4354 or
1-415-899-1555
10 A.M. - 7 P.M. ET, M-Th; 5 P.M. F
7 A.M. - 4 P.M. PT, M-Th; 2 P.M. F

U.S. Bancorp Fund Services,
Transfer Agent for the Funds
1-800-261-6950
9 A.M. - 8 P.M. ET, M-F
6 A.M. - 5 P.M. PT, M-F

Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders received after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds’ corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received in the offices of the Transfer Agent.

Classes of Shares

The Funds offer Investor Class and Institutional Class shares. Institutional Class shares are available only to institutional investors or to shareholders who invest directly in a Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Account Minimum Investments –
Investor Class

The minimum initial investment in Investor Class shares is $2,500 for regular accounts and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. There is no subsequent minimum investment requirement. A $100 minimum exists for each additional investment made through an Automatic Investment Plan. Each Fund may waive the minimum investment requirements from time to time.

Investors purchasing a Fund through financial intermediaries may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

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SHAREHOLDER INFORMATION

Account Minimum Investments –
Institutional Class

The minimum initial investment in Institutional Class shares of a Fund is $250,000. For corporate sponsored retirement plans, there is no minimum investment. There is no subsequent minimum investment requirement for the Funds. A $100 minimum exists for each additional investment made through an Automatic Investment Plan.

Each Fund reserves the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Manager, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Market Timing Policy

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of Fund shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In this regard, pursuant to Rule 22c-2 of the Investment Company Act, the Funds enter into shareholder information agreements with financial intermediaries that purchase Fund shares for omnibus accounts.  These agreements require the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in the omnibus account.  Any non-public personal information provided to the Funds is subject to the Funds’ privacy policy.

In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

Telephone Privileges

Each Fund offers shareholders the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

Before acting on instructions received by telephone, a Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If a Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. A Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. A Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “How Do I Purchase Shares by Check?” above. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee or other acceptable form of authentication from a financial institution source may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

Telephone trades must be received prior to the close of regular trading on the NYSE to receive same day pricing. During

HENNESSY FUNDS	1-800-966-4354

periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

How To Purchase Shares

You may purchase shares of the Funds on any day the NYSE is open for trading.  Purchase requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day.  Requests received after that time will be processed the following trading day at the following trading day’s pricing.

You may purchase Fund shares by check, wire or Automated Clearing House (ACH) network. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. In addition, the Funds cannot accept post-dated checks or any conditional order or payment.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all share purchases. The Funds reserve the right to reject any purchase in whole or in part.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Compliance Program. The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds do not sell shares to non-United States citizens, subject to the discretion of the Funds.  Other than United States military personnel with an APO or FPO address, United States citizens living abroad may purchase Fund shares only if they have a social security number and a physical address (not a P.O. box) within the United States, subject to the discretion of the Funds.  The Funds reserve the right, in their sole discretion and to the extent permitted by applicable law, to sell shares to non-United States citizens and United States citizens living abroad with a social security number but no physical address within the United States.

HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery:	For overnight delivery:

For regular mail delivery:	For overnight delivery:
Hennessy Funds	Hennessy Funds
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by a Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

HOW DO I PURCHASE SHARES BY WIRE?

Prior to wiring funds, a completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions to U.S. Bank, N.A. If you are making a subsequent purchase, prior to wiring funds, please notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following

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SHAREHOLDER INFORMATION

trading day with the following trading day’s pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund and Class of shares, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to a Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

Hennessy Funds
c/o U.S. Bank, N.A.	Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.	Account Number: 112-952-137
Milwaukee, WI 53202	Further Credit: Mutual fund name, shareholder
ABA# 075000022	name and account number

CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?

You may buy, sell and exchange Fund shares through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. The broker (or its agent) holds your Fund shares in the broker’s (or its agent’s) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the applicable Fund’s Prospectus.

If you decide to purchase Fund shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.  The broker (or its agent) is responsible for ensuring that you receive copies of the applicable Fund’s prospectus, annual report, semi-annual report, and other Fund disclosure documents.

To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

HOW DO I PURCHASE SHARES BY TELEPHONE?

You may not make an initial investment in a Fund by telephone, but you may purchase additional Fund shares by calling 1-800-261-6950. Unless you have declined telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account on record through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account on record to the shareholder’s Fund account on a systematic schedule (e.g., monthly, quarterly, semi-annually and annually) that the shareholder selects. After your initial investment in a Fund, you may authorize the Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Funds at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. A Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or in written form five calendar days prior to the effective date.

Retirement Plans

You may invest in the Funds under the following retirement plans:

• Coverdell Education Savings Account

• Traditional IRA

• Roth IRA

• SEP-IRA for sole proprietors, partnerships and corporations

• SIMPLE-IRA

The Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in a Fund. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution (exclusive of systematic distribution plans) or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Educational Savings Account Disclosure Statement.

HENNESSY FUNDS	1-800-966-4354

How To Sell Shares

You may sell (redeem) your Fund shares on any day the NYSE is open for trading either directly through the Funds or through your investment representative, as applicable. Redemption requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day.  Requests received after that time will be processed the following trading day at the following trading day’s pricing.  Redemption requests for an IRA, Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

HOW DO I SELL SHARES BY MAIL?

You may redeem your Fund shares by sending a written request to the Transfer Agent. After your request is received in “good order,” a Fund will redeem your shares at the next NAV calculated by the Fund. To be in “good order,” redemption requests must include the following: (i) the name of the Fund account; (ii) the account number; (iii) the number of Investor Class or Institutional Class shares of the Fund or the dollar value of Investor Class or Institutional Class shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to your bank account on record.  If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold federal income tax (generally 10%).  Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding.  To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section “When are signature guarantees required?” below.

HOW DO I SELL SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your account, you may redeem all or some of your Fund shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Telephone redemptions will not be accepted for retirement accounts. Redemption proceeds will be sent by check to the address of record unless you elect to have proceeds transferred to your bank account on record.  You may have difficulties making a telephone redemption during periods of abnormal market activity because of higher than usual call wait times.  If this occurs, you may make your redemption request in writing.  If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect a Fund and its shareholders, a signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 calendar days;

•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;

•	IRA transfer;

•	Account ownership is being changed; and

•	The redemption request is over $100,000 (Investor Class shares only).

In addition to the situations described above, a Fund or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.

A Fund reserves the right, at its sole discretion, to waive the signature guarantee requirement for a specific redemption request.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven calendar days after the receipt of your request in proper form as discussed in this Prospectus. If you did not purchase your Fund shares by wire, a Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your check has cleared,

HENNESSYFUNDS.COM

SHAREHOLDER INFORMATION

whichever occurs first. In addition, a Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

You may have a check sent to you at your address of record, proceeds may be wired to your bank account on record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to your bank account on record. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining account balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, but credit may not be available for two to three business days.

A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED OR CONVERTED?

A Fund may involuntarily redeem your shares upon certain conditions as determined by the Board of Trustees, including for example but not limited to, (i) if you fail to provide the Fund with identification required by law, (ii) if a Fund is unable to verify information received from you, or (iii) to reimburse a Fund for any loss sustained by reason of any failure by you to make full payment for shares purchased.  Additionally, as discussed in more detail below, shares may be redeemed or converted in connection with the closing of small accounts.

A Fund may redeem the shares in your Investor Class account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your Investor Class account is less than $2,500 before a Fund makes an involuntary redemption. You will then have 60 calendar days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 calendar days to make additional investments so that your account balance is $250,000 or more. If you do not, a Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

WHAT HAPPENS IF MY ACCOUNT IS INACTIVE FOR AN EXTENDED PERIOD OF TIME?

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If a Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned.  A Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  No interest or income will be earned on any redemption or distribution check sent to you during the time the check remains uncashed.

How To Exchange Shares

You may exchange shares of any Fund for shares of any other Hennessy Fund any day the NYSE is open for trading either directly through the Hennessy Funds or through your investment representative, as applicable. Exchange requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing. Prior to making an exchange into any other Fund, you should obtain and carefully read that Fund’s Prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555 or visiting hennessyfunds.com. Please keep in mind the minimum investment of $2,500 ($250 for IRAs) for Investor Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange.

You may also exchange shares of any Fund for shares of the First American Retail Prime Obligations Fund, a retail money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an

HENNESSY FUNDS	1-800-966-4354

offering or recommendation on the part of the Funds or the Manager of an investment in the First American Retail Prime Obligations Fund. Prior to making an exchange into the First American Retail Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555.

Each Fund reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses.  Each Fund reserves the right to reject any exchange order.  Each Fund may modify or terminate the exchange privilege upon written notice to shareholders.  Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other Hennessy Fund into which the exchange is being made. If you have an existing account with the other Hennessy Fund, you should also give the name and account number for that Hennessy Fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 before the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time). If you are exchanging Fund shares by telephone, you will be subject to certain identification procedures, which are listed under “Telephone Privileges” above.  If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

Systematic Cash Withdrawal Program

As another convenience, you may redeem your Investor Class shares of each Fund through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares. If you elect this method of redemption, a Fund will send you a check or you may have the proceeds sent directly to your bank account on record via electronic funds transfer through the Automated Clearing House (ACH) network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by a Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent at least five calendar days prior to the next payment.

A withdrawal involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Dividends and Distributions

Capital Gains.  Each of the Funds pays capital gains, if any, once annually, usually in December.

Dividends.  The Hennessy Technology Fund declares and pays dividends, if any, once annually, usually in December.

The Hennessy Gas Utility Fund declares and pays dividends, if any, quarterly.

The Funds may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code.

You have four distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Split Cash Reinvest Options:

o	Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares; or

o	Your dividends will be reinvested in additional Fund shares and your capital gains distributions will be paid in cash.

•	All Cash Option – Both dividends and capital gains distributions will be paid in cash.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for at least six months, each Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the Fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. If you do not make an election, your distributions will be reinvested in additional Fund shares. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950. Any changes should be submitted at least five calendar days prior to the record date of the distribution.

HENNESSYFUNDS.COM

SHAREHOLDER INFORMATION

Tax Information

Each Fund’s distributions, whether received in cash or additional Fund shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of Fund shares. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

Descriptions of Indices

The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

The NASDAQ Composite Index is comprised of all common stocks listed on The NASDAQ Stock Market.

The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of publicly-traded member companies of the American Gas Association.

Householding

To help keep each Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms and reports online. To sign up for eDelivery, please visit hennessyfunds.com.  You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSY FUNDS	1-800-966-4354

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial performance of the shares of the Hennessy Technology Fund or the predecessor fund to the Fund for the periods shown below. Certain information reflects financial results for a single Fund share. The “Total Return” figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been derived from financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  Tait, Weller & Baker LLP’s report and the Fund’s financial statements are included in the annual reports of the Fund, which is available upon request. The Hennessy Technology Fund is a successor to the FBR Technology Fund, a series of The FBR Funds, pursuant to a reorganization that took place after the close of business on October 26, 2012. Prior to that date, the Hennessy Technology Fund had no investment operations. As a result of the reorganization, holders of Investor Class shares of the FBR Technology Fund received Investor Class shares of the Hennessy Technology Fund (the Investor Class shares of the Hennessy Technology Fund are the successor to the accounting and performance information of the FBR Technology Fund), and holders of Institutional Class shares of the FBR Technology Fund received Institutional Class shares of the Hennessy Technology Fund (the Institutional Class shares of the Hennessy Technology Fund are the successor to the accounting and performance information of the FBR Technology Fund).

There are no financial highlights available at this time for Institutional Class shares of the Hennessy Gas Utility Fund because Institutional Class shares are not currently offered.

  [Financial information will be updated by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended.]

HENNESSYFUNDS.COM

Financial Highlights

Hennessy Technology Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:
Net asset value, beginning of year	$14.86	$13.57	$10.67	$10.86	$11.00

Income from investment operations:
Net investment loss	(0.38)	(0.23)	(0.20)	(0.15)	(0.17	)(1)
Net realized and unrealized gains (losses) on investments	0.88	1.52	3.10	(0.04)	0.03
Total from investment operations	0.50	1.29	2.90	(0.19)	(0.14)
Net asset value, end of year	$15.36	$14.86	$13.57	$10.67	$10.86

TOTAL RETURN	3.36%	9.51%	27.18%	(1.75)%	(1.27)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$4.04	$4.99	$4.49	$4.44	$5.70
Ratio of expenses to average net assets:
Before expense reimbursement	3.13%	2.92%	3.04%	3.20%	2.79%
After expense reimbursement	2.75%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets:
Before expense reimbursement	(2.30)%	(2.53)%	(2.36)%	(2.39)%	(2.38)%
After expense reimbursement	(1.92)%	(1.55)%	(1.27)%	(1.14)%	(1.54)%
Portfolio turnover rate(2)	163%	204%	164%	138%	141%

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Technology Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:
Net asset value, beginning of year	$15.02	$13.68	$10.73	$10.89	$11.00

Income from investment operations:
Net investment loss	(0.25)	(0.26)	(0.12)	(0.11)	(0.14	)(1)
Net realized and unrealized gains (losses) on investments	0.81	1.60	3.07	(0.05)	0.03
Total from investment operations	0.56	1.34	2.95	(0.16)	(0.11)
Net asset value, end of year	$15.58	$15.02	$13.68	$10.73	$10.89

TOTAL RETURN	3.73%	9.80%	27.49%	(1.47)%	(1.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$0.95	$0.93	$1.19	$0.93	$1.16
Ratio of expenses to average net assets:
Before expense reimbursement	2.76%	2.60%	2.76%	4.11%	3.45%
After expense reimbursement	2.44%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets:
Before expense reimbursement	(1.92)%	(2.23)%	(2.10)%	(3.31)%	(2.99)%
After expense reimbursement	(1.60)%	(1.33)%	(1.04)%	(0.90)%	(1.24)%
Portfolio turnover rate(2)	163%	204%	164%	138%	141%

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

PRIVACY POLICY

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Not part of Prospectus.

HENNESSY FUNDS	1-800-966-4354

FUND SYMBOLS AND CUSIPS

The Investor Class shares of the Hennessy Technology Fund have the following fund symbol and CUSIP:

Fund – Investor Class	Symbol	CUSIP
Hennessy Technology Fund	HTECX	42588P858

The Institutional Class shares of the Funds have the following fund symbols and CUSIPs:

Fund – Institutional Class	Symbol	CUSIP
Hennessy Gas Utility Fund	HGASX	42588P759
Hennessy Technology Fund	HTCIX	42588P841

Not part of Prospectus.

HENNESSYFUNDS.COM

For information, questions or assistance, please call

Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

To learn more about the Hennessy Funds you may want to read the Funds’ Statement of Additional Information (or “SAI”), which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the Funds’ investments by reading the Funds’ annual and semi-annual reports to shareholders. Each Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354 or 1-415-899-1555. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their website (hennessyfunds.com).

Prospective investors and shareholders who have questions about the Funds may also call 1-800-966-4354 or 1-415-899-1555 or write to the following address:

Hennessy Funds
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (please call 1-202-551-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

When seeking information about the Funds, please refer to the Hennessy Funds Trust’s Investment Company Act File No. 811-07168.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information,
Subject to Completion, Dated December 16, 2016

STATEMENT OF ADDITIONAL INFORMATION	[__________________], 2017
HENNESSY FUNDS TRUST
7250 Redwood Blvd.
Suite 200
Novato, California  94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (each a “Fund” and, together, the “Funds”).  The SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (the “Fund Prospectus”), dated [________], 2017.  A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

	Investor	Institutional
SECTOR & SPECIALTY

Hennessy Gas Utility Fund	—	HGASX

Hennessy Technology Fund	HTECX	HTCIX

The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the annual reports of the Funds, dated October 31, 2015, as filed with the Securities and Exchange Commission on January 8, 2016, are incorporated by reference into this SAI under the Investment Company Act File No. 811-07168.  The Funds’ annual reports are available without charge by calling the Funds at the toll-free telephone number shown above or by visiting the Funds’ website at hennessyfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

As Institutional Class shares of the Hennessy Gas Utility Fund (the “Gas Utility Fund”) are not currently offered, there is no financial information available regarding Institutional Class shares of the Gas Utility Fund.

Except as otherwise expressly noted, the information in this SAI reflects information for the fiscal year ended October 31, 2015.  The SAI will be updated to reflect information for the fiscal year ended October 31, 2016, by filing an amendment pursuant to Rule 485(b) of the Securities Act of 1933, as amended (the “1933 Act”).

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	5
TRUSTEES AND OFFICERS	24
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	32
MANAGEMENT OF THE FUNDS	35
PORTFOLIO TRANSACTIONS	42
DISCLOSURE OF PORTFOLIO HOLDINGS	44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	45
ABANDONED PROPERTY	46
VALUATION OF SHARES	46
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES	47
DESCRIPTION OF SECURITIES RATINGS	52
ANTI-MONEY LAUNDERING PROGRAM	57
OTHER INFORMATION	58

i

FUND HISTORY AND CLASSIFICATION

Each of the Funds is a separate investment portfolio or series of Hennessy Funds Trust (the “Trust”), a Delaware statutory trust that was organized on September 17, 1992.  The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (“1940 Act”).  The Trust consists of 16 separate investment portfolios or series.  The series and classes described in this SAI are Institutional Class shares of the Gas Utility Fund and Investor Class and Institutional Class shares of the Hennessy Technology Fund (the “Technology Fund”).  The Funds are advised by Hennessy Advisors, Inc. (the “Manager”).

The Gas Utility Fund is the successor to the FBR Gas Utility Index Fund (the “Predecessor Gas Utility Fund”) and the Technology Fund is the successor to the FBR Technology Fund (the “Predecessor Technology Fund”), pursuant to a reorganization that took place on October 25, 2012.  Prior to that date, neither of the successor Funds had any investment operations.  Each of the Predecessor Gas Utility Fund and the Predecessor Technology Fund was managed by FBR Fund Advisers, Inc. (the “Prior FBR Adviser”) and had the same investment objective and substantially the same strategy as the applicable successor Fund.   As a result of the reorganization, holders of Investor Class shares of each of the Predecessor Gas Utility Fund and the Predecessor Technology Fund received Investor Class Shares of the applicable successor Fund, and holders of Institutional Class shares of the Predecessor Technology Fund received Institutional Class Shares of the Technology Fund.

Both the Gas Utility Fund and the Technology Fund are non-diversified portfolios.

Each of the Funds offer both Investor Class shares and Institutional Class shares (each, a “Class”).  Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares may bear distribution fees and Institutional Class shares are not subject to such fees, (2) Investor Class shares bear shareholder servicing fees payable to the Manager and Institutional Class shares are not subject to such fees, (3) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value (sometimes referred to as “NAV”) of that Class in relation to the NAV of the applicable Fund.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The Hennessy Cornerstone Growth Fund, the Hennessy Focus Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Total Return Fund, the Hennessy Equity and Income Fund, the Hennessy Balanced Fund, the Hennessy Core Bond Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (such funds, together with the Gas Utility Fund and the Technology Fund, the “Hennessy Funds”) are also series of the Trust.  Information about these funds and information about Investor Class shares of the Gas Utility Fund are contained in a separate Statement of Additional Information.

INVESTMENT RESTRICTIONS

GAS UTILITY FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Gas Utility Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Gas Utility Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Gas Utility Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Gas Utility Fund.  Unless otherwise indicated, all percentage limitations apply to the Gas Utility Fund on an individual basis.

The Gas Utility Fund may not:

1. Issue senior securities.

2. Make short sales of securities or purchase securities on margin.

3. Borrow money except as a temporary measure to facilitate redemptions.  Such borrowing may not exceed 30% of the Gas Utility Fund’s total assets, taken at current value, before such borrowing.  The Gas Utility Fund may not purchase securities if a borrowing by the Gas Utility Fund is outstanding.

4. Underwrite securities of any other issuer, nor purchase or sell restricted securities.

5. Purchase or sell real estate or real estate mortgage loans.

6. Buy or sell commodities or futures contracts.

7. Purchase the securities of any issuer if, as a result, more than 25% of the total assets would be invested in oil, gas or other mineral leases.

8. Make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

9. Purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Gas Utility Fund’s assets.

10. Purchase the securities of any issuer if, as a result, less than 25% of the Gas Utility Fund’s net assets would be invested in the securities of issuers principally engaged in the utilities industry.

These limitations do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

TECHNOLOGY FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Technology Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Technology Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Technology Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Technology Fund.

The Technology Fund may not:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Technology Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Technology Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by the Technology Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3. Issue any senior security as defined in the 1940 Act, except that (a) the Technology Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order, (b) the Technology Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act, (c) subject to the restrictions set forth below, the Technology Fund may borrow money as authorized by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Technology Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Technology Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Technology Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

4. Borrow money, except that as a temporary measure the Technology Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 33-1/3% of the value of the Technology Fund’s total assets at the time of borrowing.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that the Technology Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

7. With respect to 50% of its total assets, purchase the securities of any issuer if, as a result, (a) more than 5% of the Technology Fund’s total assets would be invested in the securities of that issuer or (b) the Technology Fund would hold more than 10% of the outstanding voting securities of that issuer.

8. Purchase the securities of any issuer if, as a result, less than 25% of the Technology Fund’s net assets would be invested in the securities of issuers principally engaged in the technology group of  industries.

These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).

GAS UTILITY FUND AND TECHNOLOGY FUND

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Funds by the Board of Trustees without shareholder approval:

1. Neither Fund will invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A promulgated under the 1933 Act, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”), shall not be deemed illiquid solely by reason of being unregistered.  The Manager determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2. Neither Fund will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3. The Gas Utility Fund may not invest in warrants.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT CONSIDERATIONS

The Funds’ Prospectus describes the principal investment strategies and risks of the Funds.  This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

GAS UTILITY FUND AND TECHNOLOGY FUND

CASH AND SHORT-TERM SECURITIES.  The Funds may invest in cash and short-term instruments that may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements that mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.  Bankers’ acceptances are instruments of the U.S. banks that are drafts or bills of exchange “accepted” by a bank or trust company as an obligation to pay on maturity.  Money market instruments may carry fixed, variable, or floating interest rates.  A security’s credit may be enhanced by a bank, insurance company, or other entity.  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds.  If the structure does not perform as intended, adverse tax or investment consequences may result.  With respect to each Fund, there may be times when, in the opinion of the Manager, adverse market conditions exist, and it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund’s normal investment programs.  Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations.  To the extent that a Fund’s assets are so invested, they will not be invested so as to meet its investment objective.

U.S. TREASURY SECURITIES.  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

GOVERNMENT AGENCY SECURITIES.  Government agency securities, often called agencies, are indirect obligations of the U.S. Government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

GOVERNMENT-SPONSORED ENTERPRISES.  Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These enterprises were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition.  The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. Government with respect to Fannie Mae or Freddie Mac will succeed.  Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

RISKS ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES. The U.S. Government is considered to be the best credit-rated issuer in the debt markets.  Since Treasury securities are direct obligations of the U.S. Government, they are considered to have minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.

However, another type of risk that may affect a Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government Securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government security held by the Funds, while a decline in interest rates would generally increase the market value of such investment.

BANK MONEY MARKET INSTRUMENTS. Bank money market instruments are short-term obligations of depository institutions that provide high liquidity and a relatively low risk way to earn interest on cash reserves.

RISKS OF BANK MONEY MARKET INSTRUMENTS. Bank deposits and CDs are insured to $250,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”).  The FDIC and NCUA are federally sponsored agencies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement where a Fund acquires a debt security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Fund’s custodian bank until repurchased.

REASONS TO USE REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises (i) for defensive purposes due to market conditions or (ii) to generate income from the Funds’ excess cash balances.  The Funds will only enter into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities.

RISKS OF REPURCHASE AGREEMENTS.  The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds.  Consequently, the Funds may not be able to substantiate their interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Manager acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When a Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the Securities and Exchange Commission (sometimes referred to either as the “SEC” or the “Commission”).  Such assets will include U.S. Government Securities or other liquid, high-grade debt securities.

RISKS OF REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by a Fund under the 1940 Act.

FOREIGN INVESTMENTS. The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts, European Depositary Receipts (“EDRs”) and Global Depositary Receipts and securities purchased on foreign securities exchanges and over-the-counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted.  Generally, American Depository Receipts (“ADRs”), in registered form, are designed for use in U.S. securities markets and EDRs and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”), in bearer form, are designed for use in European and global securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include: Eurodollar Certificates of Deposit (“ECDs”), which are U.S. Dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. Dollars and held in the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. Dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits (“CTDs”), which are U.S. Dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.  Such investments may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

RISKS OF FOREIGN INVESTMENTS.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND LIQUIDITY RISK.  Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities that do not meet the criteria for liquidity established by the Board of Trustees.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees, the Manager determines the liquidity of each Fund’s investments and, through reports from the Manager, the Board of Trustees monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  Also, the Manager may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted securities are securities that cannot be sold to the public without registration under the 1933 Act.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.  The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the SEC set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”).  Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A.  The Trustees determine the liquidity of certain restricted securities, including Rule 144A securities and foreign securities.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.  The Trustees have delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Trustees. The Trustees will continue to monitor and periodically review the Manager’s selection of Rule 144A securities as well as any determinations as to their liquidity.

Liquidity risk is the risk that, due to certain investments being illiquid or trading at lower volumes, or due to market and economic conditions, the Funds may be unable to find a buyer for their investments when they seek to sell them or to receive the price they expect based on the Funds’ valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Funds’ investments when they need to dispose of them.  If the Funds are forced to sell their investments at an unfavorable time or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Funds.  Liquidity issues may also make it difficult to value the Funds’ investments.

SECURITIES LENDING.  Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government Securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment.  A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Manager has determined are creditworthy under guidelines established by the Trustees.  Each Fund will limit its securities lending to 33 1/3% of total assets.

RISKS OF SECURITIES LENDING. Each Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions.  In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller’s or borrower’s obligation, the Fund could suffer a loss.

BORROWING.  Each Fund may enter into commitments to purchase securities in accordance with their investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of each Fund’s total assets.  Additionally, each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of each Fund’s total assets at the time when the loan is made.

TECHNOLOGY FUND

CONVERTIBLE SECURITIES.  The Technology Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Technology Fund may invest in convertible securities that may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Technology Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The Technology Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, the Technology Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Technology Fund’s ability to achieve its investment objectives.

ASSET-BACKED SECURITIES.  Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

MORTGAGED-BACKED SECURITIES.  The Technology Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If the Manager purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment.  For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to the Technology Fund.  In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal.  No assurance can be given as to the return the Technology Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue.  Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae.  This guarantee is backed by the full faith and credit of the United States.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are guaranteed as to timely payment of the principal and interest by Fannie Mae.  Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PC’s”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Technology Fund may also invest in Mortgage-Backed Securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Technology Fund may have invested or may in the future invest), and may continue to do so in the future.  If a mortgage-related security in which the Technology Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Technology Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate.  Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions.  The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate that secures the mortgage-related securities held by the Technology Fund.  Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.  These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies.  Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products.  Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that the Technology Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities.  In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions.  In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Technology Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.  Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which the Technology Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities.  As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Technology Fund may experience further declines after they are purchased by the Technology Fund.

The rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures.  Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities.  Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities.  The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain.  Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Technology Fund, and could adversely affect the yields on the mortgage-related securities owned by the Technology Fund and could have the effect of reducing returns to the Technology Fund that is invested in mortgage-related securities collateralized by these residential mortgage loans.

STRUCTURED SECURITIES.  Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets.  For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If the structure does not perform as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Technology Fund.  The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

VARIABLE OR FLOATING RATE SECURITIES.  Variable or floating rate securities provide for periodic adjustments of the interest rate paid.  Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate.  Some variable or floating rate securities have put features.

SWAP AGREEMENTS.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Technology Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.  The Technology Fund is not limited to any particular form of swap agreement if the Manager determines it is consistent with the Technology Fund’s investment objective and policies.

 In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

 Swap agreements will tend to shift the Technology Fund’s investment exposure from one type of investment to another.  For example, if the Technology Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Technology Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Technology Fund’s investments and its share price.

 The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Technology Fund.  If a swap agreement calls for payments by the Technology Fund, the Technology Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.  The Technology Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Technology Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.  If the Technology Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Technology Fund’s accrued obligations under the swap agreement over the accrued amount the Technology Fund is entitled to receive under the agreement.  If the Technology Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Technology Fund’s accrued obligations under the agreement.

 INDEXED SECURITIES.  The Technology Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.  Indexed securities may be more volatile than the underlying instruments.

STRIPPED SECURITIES.  The Technology Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Technology Fund.

ZERO COUPON BONDS.  The Technology Fund may purchase zero coupon bonds.  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, whose fluctuation increases the longer the period of maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Technology Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Technology Fund.  To the extent that any shareholders in the Technology Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Technology Fund or other sources such as proceeds of sales of Technology Fund shares and/or sales of portfolio securities.  In such cases, the Technology Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

REAL ESTATE-RELATED INVESTMENTS.  Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.  Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

LOWER-RATED DEBT SECURITIES.  The Technology Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Manager to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Technology Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Manager’s research and credit analysis are an especially important part of managing securities of this type held by the Technology Fund.  In considering investments for the Technology Fund, the Manager will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future.  The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Technology Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Technology Fund’s shareholders.

LOANS AND OTHER DEBT INSTRUMENTS.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services

(trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Technology Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Technology Fund to supply additional cash to the borrower on demand.

FOREIGN CURRENCY TRANSACTIONS.  The Technology Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  The Technology Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Technology Fund at one rate, while offering a lesser rate of exchange should the Technology Fund desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Technology Fund may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Technology Fund.  The Technology Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When the Technology Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Technology Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Technology Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager.

The Technology Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if the Technology Fund owned securities denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. Dollars to hedge against possible declines in the Euro’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Technology Fund could also hedge the position by selling another currency expected to perform similarly to the Euro.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Technology Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if the Technology Fund held investments denominated in Euro, the Technology Fund could enter into forward contracts to sell Euro and purchase Japanese Yen.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Technology Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Technology Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Commission guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by Commission guidelines, the Technology Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Technology Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Manager’s skill in analyzing and predicting currency values.  Currency management strategies may substantially change the Technology Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Technology Fund if currencies do not perform as anticipated.  For example, if a currency’s value rose at a time when the Manager had hedged the Technology Fund by selling that currency in exchange for U.S. Dollars, the Technology Fund would be unable to participate in the currency’s appreciation.  If the Technology Fund hedges currency exposure through proxy hedges, the Technology Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Manager increases the Technology Fund’s exposure to a foreign currency, and that currency’s value declines, the Technology Fund will realize a loss. There is no assurance that the use of currency management strategies will be advantageous to the Technology Fund or that it will hedge at an appropriate time.

FUTURES CONTRACTS.  The Technology Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for bona fide hedging purposes.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract that has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the Technology Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government Securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Technology Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Technology Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Technology Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Technology Fund than might later be available in the market when it effects anticipated purchases.

The Technology Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Technology Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS.  The Technology Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Technology Fund, the Technology Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission.  Under those requirements, where the Technology Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by the Technology Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Technology Fund “covers” a long position.  For example, instead of segregating assets, the Technology Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Technology Fund.  In addition, where the Technology Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the Technology Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Technology Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  When the Technology Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Technology Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Technology Fund.

In addition, the extent to which the Technology Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code of 1986, as amended (the “Code”) requirements for qualification as a registered investment company and the Technology Fund’s intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Technology Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Technology Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Technology Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Technology Fund are only for hedging purposes, it is expected that the Technology Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Technology Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that the Technology Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by the Technology Fund of margin deposits in the event of bankruptcy of a broker with whom the Technology Fund has an open position in a futures contract or related option.

OPTIONS.  The Technology Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS.  The Technology Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Technology Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Technology Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Technology Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Technology Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Technology Fund realizes a gain or loss equal to the difference between the Technology Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Technology Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Technology Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Technology Fund.

COVERED PUT OPTIONS.  The Technology Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Technology Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Technology Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Technology Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Technology Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS.  The Technology Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Technology Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Technology Fund must pay.  These costs will reduce any profit the Technology Fund might have realized had it sold the underlying security instead of buying the put option.

The Technology Fund may purchase call options to hedge against an increase in the price of securities that the Technology Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Technology Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Technology Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Technology Fund may also purchase put and call options to attempt to enhance its current return.

OPTIONS ON FOREIGN SECURITIES.  The Technology Fund may purchase and sell options on foreign securities if the Manager believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Technology Fund’s investment objectives.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the U.S.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS.  Options transactions involve certain risks, including the risks that the Manager will not forecast interest rate or market movements correctly, that the Technology Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Manager to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, the Technology Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Manager believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Technology Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Manager may be considered such a group.  These position limits may restrict the Technology Fund’s ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a “regulated investment company” under the Code, may also restrict the Technology Fund’s use of options.

SPECIAL EXPIRATION PRICE OPTIONS.  The Technology Fund may purchase over the counter puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Technology Fund in effect may create a custom index relating to a particular industry or sector that the Manager believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce the Technology Fund’s profits if the special expiration price options are exercised.  The Technology Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

SHORT SALES.  The Technology Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which the Technology Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Technology Fund must borrow the security to make delivery to the buyer.  The Technology Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Technology Fund.  Until the security is replaced, the Technology Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Technology Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Technology Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Technology Fund also will incur transaction costs in effecting short sales.

Until the Technology Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Technology Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.  The Technology Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Technology Fund may not be able to substitute or sell the pledged collateral. Additionally, the Technology Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Technology Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Technology Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Technology Fund replaces the borrowed security.  The Technology Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Technology Fund may be required to pay in connection with a short sale.

INVESTMENT COMPANY SECURITIES.  The Technology Fund may invest in other investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption.  Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange-traded investment companies, which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.  As a shareholder of another investment company, the Technology Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Technology Fund incurs directly in connection with its own operations. Shareholders would also be exposed to the risks associated not only to the investments of the Technology Fund but also to the portfolio investments of the underlying investment companies.  Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value.  Others are continuously offered at net asset value but also may be traded in the secondary market.

WHEN-ISSUED SECURITIES.  The Technology Fund may purchase securities on a when-issued or delayed delivery basis.  These transactions are arrangements in which the Technology Fund purchases securities with payment and delivery scheduled for a future time.  When the Technology Fund agrees to purchase securities on a when-issued basis, the Technology Fund’s custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Technology Fund’s commitment.  Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt.  The Technology Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.  In when-issued and delayed delivery transactions, the Technology Fund relies on the seller to complete the transaction; its failure to do so may cause the Technology Fund to miss a price or yield considered to be advantageous.

RIGHTS AND WARRANTS.  The Technology Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Technology Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INITIAL PUBLIC OFFERINGS.  The Technology Fund may invest in securities issued in an initial public offering (“IPO”), which is a company’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the company’s future growth.  IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

RISKS OF INITIAL PUBLIC OFFERINGS.  The Technology Fund that invests in IPO shares is subject to market risk and liquidity risk.  The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer.  The purchase of IPO shares by the Technology Fund may involve high transaction costs.  When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

DISCUSSION OF INDEX METHODOLOGY – GAS UTILITY FUND

The American Gas Association Stock Index (the “AGA Stock Index”) is comprised of the common stock of approximately 56 publicly traded companies whose securities are traded on a United States stock exchange (exclusive of treasury stock), and are members of the American Gas Association (“AGA”).  While securities in such companies will be domestic U. S. securities, they may include domestic securities of foreign companies, such as ADRs, EDRs or GDRs.  These companies are engaged in the distribution or transmission of natural gas.  The actual computations required to produce the AGA Stock Index are performed by Sussex Economic Advisors, LLC (“Sussex”) for AGA pursuant to a contractual agreement between AGA and Sussex.  AGA has ultimate responsibility to ensure that Sussex’s calculations are performed according to its Administrative Services Agreement with the Gas Utility Fund.

The AGA Stock Index is computed at least monthly by multiplying the number of outstanding shares of common stock of each AGA member company by the closing market price per share at the AGA Stock Index date.  This product then is multiplied by the percentage of each company’s assets devoted to natural gas distribution and transmission.  This computation is done to recognize the natural gas component of the company’s asset base.  The result is each company’s “gas market capitalization value.”  All the companies’ “gas market capitalization values” are totaled.  This summation results in a base number called the “industry’s gas market capitalization value.”  Each company’s stock percentage within the AGA Stock Index is determined by dividing the company’s “gas market capitalization value” by the “industry’s gas market capitalization value.”  The “gas market capitalization value” for each company will be recalculated at least annually.  In computing the AGA Stock Index, individual stocks will be limited to no more than 5% of the AGA Stock Index. Therefore in calculating the AGA Stock Index, any representation in the AGA Stock Index exceeding 5% will be reallocated.  The Manager seeks to purchase sufficient shares of each company’s stock such that its proportion of the Gas Utility Fund’s assets will substantially equal that stock’s proportion of the AGA Stock Index.  The Manager will monitor the Gas Utility Fund’s securities holdings so that those holdings reflect the composition of the AGA Stock Index.  As market conditions dictate, and as significant shareholder purchases and redemptions occur, the Manager will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the AGA Stock Index.  In both rising and falling markets, the Gas Utility Fund attempts to achieve a monthly correlation of approximately 95% or better between its total return and that of the AGA Stock Index.  One-hundred percent correlation would mean the total return of the Gas Utility Fund’s assets would increase and decrease exactly the same as the AGA Stock Index.  For the fiscal year ended October 31, 2015, the Gas Utility Fund achieved a 99.9% correlation.  Since the AGA Stock Index weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the AGA Stock Index exactly.  Furthermore, purchases and sales of every stock within the AGA Stock Index would be necessary as contributions and redemptions to the Gas Utility Fund are made.  To minimize brokerage and transaction expenses, the Manager will make adjustments to the Gas Utility Fund in accordance with the following methodology.  Comparison of the actual composition of the Gas Utility Fund to the theoretical target will be made daily.  Generally, adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Gas Utility Fund varies by more than 0.5% of the weighting of that stock in the AGA Stock Index.  The percentage of each stock holding is based on the Gas Utility Fund’s net asset value.  For example, if Stock A represented 3% of the total weighting in the AGA Stock Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the net assets.  Adjustments may be made at other times even though these tolerances are not exceeded if the adjustment can be made without incurring, in the Manager’s view, unreasonable transaction expenses.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”), with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non‑voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Disinterested Trustees and Advisers

J. Dennis DeSousa (1936) Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.

Robert T. Doyle (1947) Trustee	January 1996	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	None.

Gerald P. Richardson (1945) Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.

Brian Alexander (1981) Adviser to the Board	March 2015
Mr. Alexander has been employed by Sutter Health Novato Community Hospital since 2012, first as an Assistant Administrator and then, beginning in 2013, as the Chief Administrative Officer.  From 2011 through 2012, Mr. Alexander was employed by Sutter Health West Bay Region as the Regional Director of Strategic Decision Support.  Prior to that, in 2011, he served as the Director of Managed Care Contracting and also the Director of Compensation, Benefits, and Compliance for the Rehabilitation Institute of Chicago.
None.

Doug Franklin (1964) Adviser to the Board	March 2016
Mr. Franklin is a retired insurance industry executive.  From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Claire Knoles (1974) Adviser to the Board	December 2015
Ms. Knoles is a founder of Kiosk and has served as its Chief Operating Officer since 2004.  Kiosk is a full service marketing agency with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.
None.

Interested Trustee[2]

Neil J. Hennessy (1956) Trustee, Chairman of the Board, Chief Investment Officer, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Officers

Teresa M. Nilsen (1966) Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Executive Vice President, Chief Operations Officer, Chief Financial Officer, and Secretary.

Daniel B. Steadman (1956) Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President and Chief Compliance Officer.

Jennifer Cheskiewicz (1977) Senior Vice President and Chief Compliance Officer	June 2013
Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc. as its General Counsel since June 2013.  She previously served as in-house counsel to Carlson Capital, L.P., an SEC‑registered investment advisor to several private funds, from February 2010 to May 2013.

Brian Carlson (1972) Senior Vice President and Head of Distribution	December 2013
Mr. Carlson has been employed by Hennessy Advisors, Inc. since December 2013.  Mr. Carlson was previously a co‑founder and principal of Trivium Consultants, LLC from February 2011 through November 2013.

David Ellison (1958)[3] Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since October 2012.  He has served as a Portfolio Manager of the Hennessy Small Cap Financial Fund and the Hennessy Large Cap Financial Fund since inception.  Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund since inception until February 2017.  Prior to that, Mr. Ellison served as Director, CIO and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969) Senior Vice President and Portfolio Manager	March 2003 as an Officer and February 2011 as a Co‑Portfolio Manager or Portfolio Manager
Mr. Peery has been employed by Hennessy Advisors, Inc. since 2002.  He has served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, and the Hennessy Balanced Fund since October 2014.  He served as Co‑Portfolio Manager of the same funds from February 2011 through September 2014.  Mr. Peery has also served as a Portfolio Manager of the Hennessy Gas Utility Fund since February 2015 and of the Hennessy Technology Fund since March 2017.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Winsor (Skip) Aylesworth (1947)[3] Vice President and Portfolio Manager	October 2012
Mr. Aylesworth has been employed by Hennessy Advisors, Inc. since October 2012.  He has served as a Portfolio Manager of the Hennessy Gas Utility Fund since 1998.  Mr. Aylesworth also served as a Portfolio Manager of the Hennessy Technology Fund since inception until February 2017.  Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley (1972)[4] Vice President and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012.  He has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Large Cap Financial Fund since October 2014 and of the Hennessy Technology Fund since March 2017.  He served as Co‑Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Large Cap Financial Fund from March 2013 through September 2014, and as a Portfolio Analyst for the Hennessy Funds from October 2012 through October 2014.  Prior to that, Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

_______________
(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.

(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.

(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

Pursuant to the terms of the Management Agreement (as defined below) with the Trust, the Manager, on behalf of the Funds, pays the compensation of all Officers (other than a portion of the salaries of the Funds’ compliance officers) and Trustees who are affiliated persons of the Manager.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Manager and with the Cornerstone Series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee.  J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee of the Hennessy Funds for over 20 years has provided him with a solid understanding of the mutual fund industry. Serving as a sheriff, Robert T. Doyle, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee of the Hennessy Funds for over 20 years has provided him with a detailed understanding of the mutual fund industry. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant makes him a valuable resource to the Board of Trustees. Each of Messrs. DeSousa, Doyle and Richardson takes a conservative and thoughtful approach to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. DeSousa, Doyle, and Richardson should serve as a Trustee.

Brian Alexander’s considerable experience as the Chief Administrative Officer of a local community hospital in the Sutter Health system provides administrative, customer service, and management expertise.  Brian has over 10 years of experience in the complex healthcare industry.  Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, retiring in 2015, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer.  His considerable leadership experience and ability to grasp complex issues makes him a valuable resource as an Adviser to the Board of Trustees.  Claire Knoles is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm.  Claire brings 18 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others.  Kiosk was founded in 2004 with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.  Her vast experience in digital marketing makes her a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds.  The Board of Trustees has engaged the Manager to manage the Hennessy Funds and is responsible for overseeing the Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board of Trustees has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees.  The Hennessy Funds do not have a lead disinterested Trustee.  The small size of the Board of Trustees, consisting of one interested Trustee and three disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee.  Mr. Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Manager and the Board of Trustees, while the business acumen of Messrs. DeSousa, Doyle and Richardson, and long experience in the mutual fund industry serving as

Trustees of the Hennessy Funds, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders.  In light of these factors, the Hennessy Funds have determined that their leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds.  To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: receives and reviews reports related to the performance and operations of the Hennessy Funds; reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; approves the Hennessy Funds’ principal investment policies; meets with representatives of various service providers, including the Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the auditors of the Hennessy Funds to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time, the Audit Committee will meet with the Funds’ chief compliance officer and Fund counsel, upon request.
BOARD COMMITTEES

The Board of Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson.  The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during the fiscal year ended October 31, 2016.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Funds pay Trustees who are not interested persons of the Funds (each, a “Disinterested Trustee”) fees for serving as Trustees.  For the fiscal year ended October 31, 2014, each Disinterested

Trustee received a fee of $11,500 for each meeting of the Board of Trustees attended, of which each of the Total Return Fund and the Balanced Fund paid $500 and each of the other Funds paid $750.  Effective as of December 1, 2015, each Disinterested Trustee received a fee of $12,500 for each meeting of the Board of Trustees attended, allocated equally across all of the Funds.  The Funds may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

The Funds pay the Advisers to the Board of Trustees a fee of $2,400 for each meeting of the Board of Trustees attended, allocated equally across all of the Funds.  The Funds may also reimburse the Advisers to the Board of Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust for services as Trustees, to the Advisers to the Board of Trustees for services as advisers, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, in each case for the twelve months ended October 31, 2015.  No information is provided for Claire Knoles and Doug Franklin because they were not appointed as Advisers to the Board of Trustees until December 2015 and March 2016, respectively.

Name of Person	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust

Disinterested Trustees and Advisers
J. Dennis DeSousa	$ 46,000	—	—	$ 46,000
Robert T. Doyle	$ 46,000	—	—	$ 46,000
Gerald P. Richardson	$ 46,000	—	—	$ 46,000
Brian Alexander(1)	$ 7,200	—	—	$ 7,200

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	—	—	—	—
Jennifer Cheskiewicz	$222,930(2)	—	—	$222,930(2)
Joe Fahy, Jr.	$133,884(3)	—	—	$133,884(3)
_________________________

(1)	The Board of Trustees appointed Brian Alexander as an Adviser to the Board in March 2015. As an Adviser, Mr. Alexander attends meetings of the Board of Trustees and acts as a non‑voting participant.
(2)	This amount includes $200,000 in salary and $22,930 in benefits (health and life insurance premiums and payroll expenses).
(3)	This amount includes $101,667 in salary and $32,217 in benefits (health and life insurance premiums and payroll expenses).

Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees.  No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Trustee or Officer (other than the Funds’ compliance officers).

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

No information is provided with regard to Institutional Class shares of the Gas Utility Fund because Institutional Class shares of the Gas Utility Fund are newly established and have not been offered prior to the date of the SAI.

As of January 31, 2016, the Officers and Trustees of the Funds as a group (12 persons) owned an aggregate of (i) less than 1% of the outstanding Investor Class shares of the Technology Fund and (ii) 7.6% of the outstanding Institutional Class shares of the Technology Fund.

No person is deemed to “control” either of the Funds, as that term is defined in the 1940 Act, because neither Fund knows of any person who owns beneficially or through controlled companies more than 25% of such Fund’s shares or who acknowledges the existence of control.  The Funds do not control any person.

As of January 31, 2016, the following shareholders owned more than 5% of the outstanding voting securities of the Technology Fund.  These holders are referred to as principal shareholders.

Technology Fund - Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	68,886	27.32%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	63,352	25.12%

US Bank N.A. Custodian * Mahmoud Yassin IRA Lincroft, NJ 07738-1132	37,544	14.89%

* Owned of record.

Technology Fund - Institutional Class	Shares	Percentage

David S. Niekerk * Bothell, WA 98021-8897	5,113	8.27%

Deborah French & A Jeanine Hoover Trust * Armed Forced Benefit Services, Inc. P.O. Box 25587 Alexandria, VA 22313-5587	5,023	8.12%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-1968	4,076	6.59%

US Bank N.A. Custodian * David Paul Schauer Roth IRA Milwaukee, WI 53221-4022	3,803	6.15%

Allen L. Peterson * Mojave, CA 93501-7562	3,235	5.23%

William R. Rawlinson Jr. & Betty Lou Rawlinson Trust * Fairfield, CA 94534-7510	3,227	5.22%

* Owned of record.

The tables below set forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2015.

None of the Trustees who are Disinterested Trustees, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.  No information is provided for Doug Franklin because he was not appointed as an Adviser to the Board of Trustees until March 2016.

Name of Trustee	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Technology Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	$1-$10,000	Over $100,000
Robert T. Doyle	None	None	$50,001-$100,000
Gerald P. Richardson	None	None	Over $100,000
Brian Alexander(2)	None	None	$1-$10,000
Claire Knoles(2)	None	None	None

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	Over $100,000
 ______________________________

(1)	The Hennessy Funds are the only funds in the fund complex.

(2)
The Board of Trustees appointed Mr. Alexander and Ms. Knoles as Advisers to the Board of the Trustees in March 2015 and December 2015, respectively. As Advisers, Mr. Alexander and Ms. Knoles attend meetings of the Board of Trustees and act as non‑voting participants.

MANAGEMENT OF THE FUNDS

THE MANAGER

The investment adviser to the Funds is Hennessy Advisors, Inc. (the “Manager”).  The Manager acts as the investment manager of each Fund pursuant to a management agreement with the Trust (the “Management Agreement”).  The Manager furnishes continuous investment advisory services and management to the Funds.  The Manager is controlled by Neil J. Hennessy, who currently owns 31.2% of the outstanding voting securities of the Manager.

Under the Management Agreement, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of 0.40% of the Gas Utility Fund’s average daily net assets and 0.90% of the Technology Fund’s average daily net assets.  Effective as of March 1, 2017, pursuant to an amendment to the Management Agreement, the Manager will be entitled to a reduced investment advisory fee of 0.74% of the Technology Fund’s average daily net assets.

Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Funds with office space.  In addition, the Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer agent.

Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan for each Fund).  General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of the Trust or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees and Advisers to the Board of Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xiii) a portion of the salaries of the Funds’ compliance officers; and (xiv) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing a Fund’s return.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement had an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreement may be terminated by the Trust with respect to a Fund or by the Manager upon 60 days’ prior written notice.

The Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares of the Technology Fund to the extent annual fund operating expenses exceeded 1.95% of the average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) of the Technology Fund.

Effective March 1, 2017, the Manager has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Technology Fund to the extent annual fund operating expenses exceed 0.98% of the average daily net assets (excluding all federal, state and local taxes, interest, brokerage commissions, 12b‑1 fees, shareholder servicing fees payable to the Manager, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of the Technology Fund.

If the accrued amount of the expenses of the Technology Fund exceeds the expense limitation, the Technology Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Technology Fund the amount of such difference), subject to adjustment month by month during the balance of the Technology Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the Technology Fund for excess expenses, the Technology Fund’s expenses, as a percentage of its average net assets, are less than the applicable expense ratio limit, the Technology Fund shall repay to the Manager the amount the Manager reimbursed the Technology Fund; provided, however, that the Technology Fund’s expense ratio shall not exceed the applicable limit.

During the fiscal years ended October 31, 2015, 2014, and 2013, the Gas Utility Fund paid the following fees to the Manager pursuant to the Management Agreement.

	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
Gas Utility Fund	$8,195,957	$6,761,138	$3,712,821

For the fiscal years ended October 31, 2015, 2014, and 2013, the Technology Fund paid investment advisory fees to the Manager and received fee waivers and reimbursements of expenses as set forth below.

Fiscal Year Ended	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
October 31, 2015	$47,660	$(19,587)	$28,073	—
October 31, 2014	$54,977	$(54,977)	—	$(3,744)
October 31, 2013	$49,272	$(49,272)	—	$(10,227)

THE PORTFOLIO MANAGERS

The portfolio managers of each of the Gas Utility Fund and the Technology Fund may have responsibility for the day-to-day management of other Hennessy Funds within the Hennessy Funds complex, but they do not manage any other accounts as of October 31, 2016.  Investment decisions for the Gas Utility Fund are made by its Portfolio Managers, who are Winsor (Skip) H. Aylesworth, Ryan C. Kelley, and Brian E. Peery.  Investment decisions for the Technology Fund are made by a portfolio management team, which is comprised of Brian E. Peery, Lead Portfolio Manager, Ryan C. Kelly, Co-Portfolio Manager, and Daniel P. Hennessy, Associate Analyst.

The portfolio managers of a Fund are often responsible for managing other Hennessy Funds and may in the future also be responsible for accounts other than the Hennessy Funds.  The Manager typically assigns accounts with similar investment strategies to the same portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Hennessy Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Hennessy Funds and another account and allocation of aggregated trades).  The Manager has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between the Hennessy Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The members of the portfolio management teams are compensated in various forms.  The following table outlines the forms of compensation paid to the members of the portfolio management teams as of October 31, 2016.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Salary	Hennessy Advisors, Inc.
The Board of Directors of the Manager determines the amount of salary of Messrs. Aylesworth, Kelley, Peery, and D. Hennessy on an annual basis, and such amount remains fixed throughout the year.  Salaries are not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolios.

Performance Bonus	Hennessy Advisors, Inc.	Each of Messrs. Aylesworth, Kelley, Peery, and D. Hennessy is eligible for a discretionary bonus each year, the amount of which is determined by the executive officers of the Manager.

Equity Awards	Hennessy Advisors, Inc.
Each of Messrs. Aylesworth, Kelley, Peery, and D. Hennessy is eligible for grants of restricted stock units, which typically vest over a four‑year period.  The amount of the equity pool in total is set subjectively based on the Manager’s budget limitations for future years. The quantities are adjusted based on the fair value of the equity at the date of grant, which determines the total cost to the Manager. The equity awards are granted annually, if at all, after the compensation committee of the Board of Directors of the Manager completes its annual review of the Manager’s executive officers.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Company 401(k) Contributions	Hennessy Advisors, Inc.
Each of Messrs. Aylesworth, Kelley, Peery, and D. Hennessy is eligible for a 401(k) contribution by the Manager. The 401(k) contribution by the Manager is optional from year to year and is not based on performance or goal achievement. The percentage level of the contribution is subjective and is determined by the Manager’s executive management team annually and approved by the compensation committee of the Board of Directors of the Manager with respect to the executive officers of the Manager.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned by members of its portfolio management team as of October 31, 2016:

Name	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Technology Fund
Brian E. Peery	$1-$10,000	None
Winsor H. Aylesworth	$50,001-$100,000	N/A
Ryan C. Kelley	$10,001-$50,000	$1-$10,000
Daniel P. Hennessy	N/A	None

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”).  The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Funds, and (vii) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Funds.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Services Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the Funds.  Subject to certain fee waivers, from and after October 1, 2014, the annual fee for the Hennessy Funds complex is equal to 0.12% of the first $2 billion of the average daily net assets of the Hennessy Funds complex, 0.10% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.08% of the next $2 billion of the average daily net assets of the Hennessy Funds complex and 0.05% of the average daily net assets of the Hennessy Funds complex in excess of $6 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.  Prior to October 1, 2014, and subject to certain fee waivers, the annual fee for the Hennessy Funds complex was equal to 0.255% of the first $1 billion of the average daily net assets of the Hennessy Funds complex, 0.21% of the next $1 billion of the average daily net assets of the Hennessy Funds complex and 0.17% of the average daily net assets of the Hennessy Funds complex in excess of $2 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

During the fiscal years ended October 31, 2015, 2014, and 2013, the Administrator received the following amounts in administration fees from the Funds, after waiving certain fees.

Fund	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
Gas Utility Fund	$2,029,869	$1,904,647	$1,113,846
Technology Fund	$5,326	$5,569	$6,570

The American Gas Association provides administrative services to the Gas Utility Fund pursuant to an Administrative Services Agreement between the Gas Utility Fund and AGA.  These administrative services include overseeing the calculation of the AGA Stock Index.  Sussex Economic Advisors, LLC performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA.  AGA does not furnish other securities advice to the Gas Utility Fund or the Manager or make recommendations regarding the purchase or sale of securities by the Gas Utility Fund.  Under the terms of an agreement approved by the Board of Trustees, AGA provides the Manager with current information regarding the common stock composition of the AGA Stock Index no less than quarterly but may supply such information more frequently.  In addition, AGA provides the Gas Utility Fund with information on the natural gas industry.  The Gas Utility Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Gas Utility Fund.

For the fiscal years ended October 31, 2015, 2014, and 2013, the Gas Utility Fund paid the following administration fees to AGA:

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
$819,596	$676,114	$371,282

ACCOUNTING SERVICES AGREEMENT

The Administrator also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”).  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”).  Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “Custodian Agreement”).  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor and the Administrator are affiliates of each other.  Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from the Trust (except pursuant to Rule 12b‑1 plans), distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

CODE OF ETHICS

The Trust and the Manager have adopted a Code of Ethics pursuant to Rule 17j‑1 of the 1940 Act.  This Code of Ethics permits Access Persons of the Trust and the Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. Government, bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, exchange‑traded funds, and shares issued by open-end registered investment companies other than the Trust.  This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.  The Distributor has also adopted a Code of Ethics.

PROXY VOTING POLICY

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website, without charge, at hennessyfunds.com or the website of the SEC at http://www.sec.gov.

When the Hennessy Funds that follow a quantitative or index strategy vote proxies relating to securities that they own, they follow the “Wall Street Rule,” which means that they vote in accordance with management’s recommendation.  Based on the quantitative management strategy of such Funds, the portfolio managers of such Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds’ investors.  When the Hennessy Funds that are actively managed vote proxies relating to securities that they own, they will generally follow the “Wall Street Rule,” but the portfolio managers of such Funds have discretion to vote in a manner that is different than management’s recommendation where they believe doing so would be in the economic best interests of the Funds’ investors.

There may be instances where the interests of the Manager may conflict, or appear to conflict, with the interests of one of the Funds.  In such instances, the Manager will vote in accordance with the Wall Street Rule regardless of whether the Fund follows a quantitative or index strategy or is actively managed.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds.  As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates.  In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm’s risk in positioning a block of securities.  Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.  Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.  A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer.  Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement.  Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services.  Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts.  However, the same investment decision may be made for a Fund and one or more of such other accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then allocated between the Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts.  Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The Funds paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2015, 2014, and 2013:

Fund	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid

Gas Utility Fund	October 31, 2015	$1,258,573	$1,898,362,625
	October 31, 2014	$938,090	$1,469,642,898
	October 31, 2013	$293,516	$604,343,191

Technology Fund	October 31, 2015	$10,914	$17,859,228
	October 31, 2014	$16,436	$24,632,584
	October 31, 2013	$7,915	$17,921,428

Of the brokerage commissions paid by the Gas Utility Fund for the fiscal year ended October 31, 2015, $238,275 in portfolio brokerage commissions on transactions totaling $359,537,600 were paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Technology Fund for the fiscal year ended October 31, 2015, $275 in portfolio brokerage commissions on transactions totaling $574,886 were paid to brokers that provided research services to such Fund.

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded.  The Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.  High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.  See “VALUATION OF SHARES” and “ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES” below.

The portfolio turnover for each Fund for the fiscal years ended October 31, 2015 and 2014, is listed below.

Fund	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014
Gas Utility Fund	37%	20%

Fund	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014
Technology Fund	163%	204%

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY.  The Funds’ policy regarding the disclosure of their portfolio holdings is that portfolio holdings information shall not be released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non‑regulatory agencies, or other persons except that:

(1) The Funds shall release their portfolio holdings information as of each calendar quarter‑end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s Corporation (“Standard & Poor’s”), and Bloomberg.  The release of such information shall be completed by U.S. Bancorp Fund Services upon the authorization of an executive officer of the Funds.  Portfolio holdings information for the Funds is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter‑end.

(2) The Funds shall release their portfolio holdings information as of each calendar quarter‑end to investors in the Funds and other persons either by posting portfolio holdings information on their website or by providing portfolio holdings information upon the request of any such person.  Portfolio holdings information for the Funds is generally released or available for release as soon as it becomes available following a calendar quarter‑end.

(3) By virtue of their duties and responsibilities, the third‑party service providers to the Funds generally have regular, daily access to the Funds’ portfolio holdings information.  The service providers are subject to customary confidentiality agreements regarding the Funds’ information and shall not release the Funds’ portfolio holdings information to anyone without the written authorization of an executive officer of the Funds.

(4) For the purposes of trading portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the Funds’ portfolio holdings.  The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

(5) The Funds shall release their portfolio holdings information in their annual and semi‑annual reports on Form N‑CSR, on SEC Form N‑Q, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Funds.

(6) An executive officer of the Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of the Funds’ portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager, or to a newly hired investment adviser or sub-adviser.

(7) The Chief Compliance Officer of the Funds or an executive officer of the Manager may authorize the release of portfolio holding information on an exception basis provided that:

 a)          such person determines that such a release would be beneficial to the Funds’ investors; and

 b)          the holdings are as of the end of a calendar month.

Under no circumstances shall the Funds, the Manager, or any Trustee, officer, or employee of the Funds or the Manager receive any compensation for the disclosure of the Funds’ portfolio holdings information.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of a Service Provider or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Trustees, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

PROCEDURE.  Each year, an officer of the Funds will send a written authorization to U.S. Bancorp Fund Services authorizing it to release the Funds’ portfolio holdings information to rating and ranking services in accordance with the policy described above.  U.S. Bancorp Fund Services will thereafter release the Funds’ portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Investors may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (“Business Day”).  Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day.  The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

Each Fund may suspend redemption privileges of its shares or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by them or to determine fairly the value of their assets, or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the Fund’s securities at the time.

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Funds use some or all of the following procedures to process telephone redemptions:  (i) requesting a shareholder to correctly state some or all of the following information:  account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number, and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Board of Trustees.  However, each Fund has elected to be governed by Rule 18f‑1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  While Rule 18f‑1 is in effect, such election may not be revoked without the approval of the SEC.  It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities.  If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of a Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (i) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (ii) freeze the account demonstrating the activity from transacting further subscriptions; or (iii) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ABANDONED PROPERTY

It is important that the Funds maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the investor or rightful owner of the account.  If the Funds are unable to locate the investor, then they will determine whether the investor’s account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

VALUATION OF SHARES

The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading.  The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.  Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent.  Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation.  Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities.  If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices.  Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees.  Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

The following is intended as a summary of additional federal income and excise tax considerations generally affecting the Funds and their U.S. shareholders that are not described in the Fund Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of either Fund or its shareholders, and the discussions here and in the Fund Prospectus are not intended as substitutes for careful tax planning.  Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations, and foreign persons) under the Code.  In addition, the tax discussion in the Fund Prospectus and this SAI is based on tax law in effect on the date of the Fund Prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

TAXATION OF THE FUNDS

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code.  As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders, provided it distributes with respect to each taxable year at least 90% of the sum of the Fund’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.  If a Fund failed to qualify as a RIC in any fiscal year, it would be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

To qualify as a RIC, a Fund must, among other things: (1) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined in the Code); and (2) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government Securities, the securities of other RICs, and other securities that, in respect of any one issuer, represent not more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government Securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more QPTPs.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a RIC that fails the gross income test for a taxable year is nevertheless considered to have satisfied the test for such year if (1) the RIC satisfies certain procedural requirements, and (2) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (a) the RIC’s non-qualifying gross income exceeds (b) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter is nevertheless considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (1) one percent of the total value of the RIC’s assets at the end of such quarter and (2) $10,000,000 (a “de minimis failure”), the RIC is considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC is nevertheless considered to have satisfied the asset diversification test as of the end of such quarter if (1) the RIC satisfies certain procedural requirements, (2) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect, and (3) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest rate of tax applicable to corporations (currently 35%), on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

The Code imposes a 4% nondeductible excise tax on a RIC to the extent the RIC does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the RIC that is subject to corporate income tax is considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax is increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year.  Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

FUND DISTRIBUTIONS

The Gas Utility Fund declares and pays any dividends from its net investment income, if any, quarterly.  The Technology Fund declares and pays any such dividends annually.  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-

term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income.  Distributions made from a Fund’s net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares.  Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends.  Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year.

Under the Modernization Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment (December 22, 2010) for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2015, the Funds had capital loss carryforwards that expire as follows:

Fund	Amount of Capital Loss Carryforward	Expiration Date
Gas Utility Fund	—	N/A
Technology Fund	$276,753	10/31/2017

Dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund.  A portion of the ordinary income dividends paid by Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.  If a Fund pays a dividend in January that was declared in the previous October, November, or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Under the Foreign Account Tax Compliance Act (“FACTA”), a Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014, and distributions of net capital gain and the gross proceeds of a redemption of Fund shares paid after December 31, 2016, to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.

SALE OR REDEMPTION OF SHARES

Redemptions and exchanges of a Fund’s shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events.  (However, a conversion from Investor Class shares to Institutional Class shares or from Institutional Class shares to Investor Class shares in the same Fund is not a taxable transaction.)  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Fund shares held for six months or less that is not disallowed will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  A Fund may be eligible to “pass through” to its investors any such foreign taxes, in which case it is expected that you would be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax at the applicable federal tax rate on reportable dividends, capital gains distributions, and redemption payments (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

NATURE OF THE FUNDS’ INVESTMENTS

Certain of the Funds’ investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of a Fund, affect the holding period of assets held by the Fund, or alter the character of the gains or losses realized by the Fund.  These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short‑term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of a Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute “mixed straddles.”  The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  Any gains on forward currency contracts, which are marked-to-market daily, are treated as ordinary income.

If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  A Fund may elect to mark-to-market its PFIC holdings and therefore may be required to make distributions to shareholders even though it has not disposed of such holdings.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.  Dividends from a Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund, (2) treat their income from the Fund as being from foreign sources to the extent that the Fund’s income is from foreign sources, and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

THE FOREGOING IS ONLY A SUMMARY OF MATERIAL FEDERAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF INVESTMENT IN THE FUNDS.

DESCRIPTION OF SECURITIES RATINGS

The NRSROs that may be utilized by the Manager with regard to portfolio investments for the Funds include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (sometimes referred to as “S&P”), Duff & Phelps, Inc. (“Duff”), Fitch Investors Service, Inc. (“Fitch”), IBCA Limited and its affiliate, IBCA Inc. (collectively, “IBCA”), and Thompson BankWatch, Inc. (“TBW”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Manager and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS’ ACCEPTANCES.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. TREASURY OBLIGATIONS.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS.  Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-

sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

COMMERCIAL PAPER RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  the highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

SHORT-TERM DEBT RATINGS

MOODY’S SHORT-TERM DEBT RATINGS.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

DUFF’S SHORT-TERM DEBT RATINGS.  Duff’s description of its five highest short-term debt ratings (Duff incorporates gradations of “1+” (one plus) and “1-” (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade. .Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

FITCH’S SHORT-TERM DEBT RATINGS.  Fitch’s description of its four highest short-term debt ratings:

F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA’S SHORT-TERM DEBT RATINGS.  IBCA’s description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMPSON BANKWATCH RATINGS. Thompson BankWatch, Inc. ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

LONG-TERM DEBT RATINGS

MOODY’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa.  Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds that are rated Ba are judged to have speculative elements, i.e., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

S&P’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

DUFF’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Duff:

AAA.  Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

FITCH’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “[-]+.”

A.  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA’S LONG-TERM DEBT RATINGS.  IBCA’s description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA.  Obligations for which there is a very low expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and a complete and thorough review of all new opening account applications.  No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DISTRIBUTION PLANS

The Board of Trustees has adopted a Distribution (Rule 12b‑1) Plan (the “Plan”) on behalf of Investor Class shares of the Technology Fund pursuant to Rule 12b-1 under the 1940 Act.  The Plan was adopted in anticipation that the Technology Fund will benefit from the Plan through increased sales of shares, thereby spreading the Technology Fund’s fixed expenses over a greater base and providing the Manager with an asset size that allows greater flexibility in management.  The Plan authorizes payments by the Technology Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Technology Fund.  Despite the currently set rate of 0.15% for the Technology Fund, the Board of Trustees is authorized to set the annual rate at 0.25% pursuant to previous shareholder approval.  Amounts paid under the Plan may be spent by the Technology Fund on any activities or expenses primarily intended to result in the sale of shares of the Technology Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Amounts may also be spent on the cost of implementing and operating the Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs.  The Technology Fund may reimburse the Distributor for expenses it pays on behalf of the Technology Fund that are eligible to be paid under the Plan.  To the extent any activity is one that the Technology Fund may finance without a plan pursuant to Rule 12b‑1, it may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the Technology Fund at any time by a vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Technology Fund.  Any change in the Plan that would materially increase the distribution expenses of the Technology Fund requires approval of the Board of Trustees, including the Rule 12b‑1 Trustees, and a majority of the Technology Fund’s shareholders.

While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees of the Trust who are not interested persons of the Trust.  The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor, if any, or officers of the Trust.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

For the fiscal year ended October 31, 2015, the Technology Fund paid $8,096 under the Plan and incurred the following expenses with respect to Investor Class shares.  “Other” distribution expenses identified below include administrative, legal, financial management, and sales support expenses of the Technology Fund.

Fund	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel and Broker-Dealers	Other	Approximate Total Amount Spent
Technology Fund	$843	$0	$0	$7,253	$8,096

SHAREHOLDER SERVICES AGREEMENTS

The Technology Fund has entered into a Servicing Agreement with the Manager (the “Servicing Agreement”) with respect to its Investor Class shares.  Pursuant to the Servicing Agreement, the Manager provides administrative support services to the Technology Fund consisting of:

●	maintaining an “800” number that current shareholders may call to ask questions about the Technology Fund or their accounts;
●	assisting shareholders in processing exchange and redemption requests;
●	assisting shareholders in changing dividend options, account designations and addresses;
●	responding generally to shareholder questions; and
●	providing such other similar services as may be requested.
For such services, the Technology Fund pays an annual service fee to the Manager equal to 0.10% of the average daily net assets of its Investor Class shares.  Institutional Class shares of the Funds are not subject to this servicing fee.

During the fiscal years ended October 31, 2015, 2014, and 2013, the Technology Fund paid the following fees to the Manager pursuant to the Servicing Agreement.

	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
Technology Fund	$2,791	—	—

The Servicing Agreement may be terminated by either party thereto upon 60 days’ written notice to the other party, and will be terminated if its continuance is not approved at least annually by a majority of those Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services (collectively, “shareholder services”).  Payments made pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.  Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries pursuant to the Plans for distribution and other services.

The Manager may make cash payments out of its own resources and not from Fund assets to financial intermediaries that perform shareholder services or distribution related services for the Funds.  These payments are separate from, and may be in addition to, any fees the Funds may pay to those intermediaries.  The incremental assets purchased by shareholders through financial intermediaries to which the Manager pays fees for services rendered to the Funds are not as profitable to the Manager as those purchased in direct shareholder accounts.  A significant majority of shareholders invest in the Funds through such financial intermediaries.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”).  Shareholders are entitled to (i) one vote per full Share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees.  Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees.  As indicated above, the Funds do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

The Shares are redeemable and are transferable.  All Shares issued and sold by the Funds will be fully paid and nonassessable.  Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares.  In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series.  In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote.  As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series.  The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

The Funds offer both Investor Class Shares and Institutional Class Shares (each, a “Class”).  Investor Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class Shares may bear distribution fees and Institutional Class Shares are not subject to such fees, (2) Investor Class Shares bear shareholder servicing fees payable to the Manager and Institutional Class Shares are not subject to such fees, (3) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class Shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to Investor Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  The Board of Trustees may classify and reclassify the Shares of the Funds into additional classes of Shares at a future date.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or their Trustees.  The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations.  The Trust Instrument also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SHAREHOLDER MEETINGS

It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.  The Trust Instrument and Bylaws of the Trust also contain procedures for the removal of Trustees by the Trust’s shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to the Trust’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund.  The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

REGISTRATION STATEMENT

This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus.  The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds.  Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Funds.

FINANCIAL STATEMENTS

The following, included in the annual reports, dated October 31, 2015, of Hennessy Funds Trust (File No. 811-07168), as filed with the Securities and Exchange Commission on January 8, 2016, are incorporated by reference into this Statement of Additional Information:

●	Statements of Assets and Liabilities
●	Statements of Operations
●	Statements of Changes in Net Assets
●	Financial Highlights
●	Schedules of Investments
●	Notes to the Financial Statements
●	Reports of Independent Registered Public Accounting Firm

PART C

OTHER INFORMATION

Item 28.		Exhibits

(a)	Organizational Documents:

	(1)	Certificate of Trust.(1)

	(2)	Certificate of Amendment to the Certificate of Trust.(2)

	(3)	Trust Instrument (restated in electronic format to include all amendments through December 12, 2008).(3)

	(4)	Written Instrument Designating and Establishing Institutional Class for the Hennessy Large Cap Financial Fund and the Hennessy Japan Small Cap Fund.(8)

	(5)	Written Instrument Designating and Establishing Institutional Class for the Hennessy Gas Utility Fund – Filed Herewith.

(b)	Bylaws, as amended and restated as of June 3, 2008.(3)

(c)	None.

(d)	Investment Advisory Contracts:

	(1)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(4)

	(2)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund.(4)

(3)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund.(5)

(4)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.(6)

Part C-1

(5)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.(10)

(6)
Form of First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund – Filed Herewith.

	(7)	Sub-Advisory Agreement between Hennessy Advisors, Inc. and Voyageur Asset Management, Inc. (n/k/a RBC Global Asset Management (U.S.) Inc.) for the Hennessy Large Value Fund.(4)

	(8)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.(5)

	(9)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity sleeve) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.(5)

	(10)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income sleeve) between Hennessy Advisors, Inc. and Financial Counselors, Inc.(5)

	(11)	Sub-Advisory Agreement for the Hennessy Core Bond Fund between Hennessy Advisors, Inc. and Financial Counselors, Inc.(5)

	(12)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(6)

(e)	Distribution Agreement among Registrant, Hennessy Advisors, Inc. and Quasar Distributors, LLC(2) and Amended and Restated Exhibit C(6) and Exhibit A.(9)

(f)	None.

(g)	Custody Agreement between Registrant and U.S. Bank, National Association(2) and Amended and Restated Exhibit C(6) and Exhibit D.(9)

Part C-2

(h)	Other Material Contracts:

	(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit B.(9)

	(2)	Transfer Agent Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit C.(9)

	(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit B.(9)

(4)
Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.(6)

	(5)	First Amendment to Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.(7)

	(6)	Power of Attorney.(2)

(7)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund [Agreement Expired but Reimbursement Provision Continuing].(5)

(8)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund and the Hennessy Cornerstone Value Fund [Agreement Terminated but Reimbursement Provision Continuing].(6)

	(9)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund [Agreement Terminated but Reimbursement Provision Continuing].(6)

	(10)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund [Agreement Terminated but Reimbursement Provision Continuing].(6)

	(11)	Form of Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund – Filed Herewith.

Part C-3

(i)	Opinion of Foley & Lardner LLP – To Be Filed by Amendment.

(j)	Consent of Tait, Weller & Baker LLP – To Be Filed by Amendment.

(k)	None.

(l)	Subscription Agreement.(1)

(m)	Distribution (Rule 12b-1) Plans:

(1)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund.(5)

	(2)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.(9)

	(3)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.(9)

	(4)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.(9)

	(5)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.(9)

	(6)	Distribution (Rule 12b-1) Plan for the Hennessy Large Value Fund.(9)

	(7)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.(6)

	(8)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.(6)

	(9)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.(9)

	(10)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.(9)

(n)	Form of Amended and Restated Rule 18f-3 Multi-Class Plan – Filed Herewith.

(o)	(1)	Code of Ethics of Hennessy Funds Trust and Hennessy Advisors, Inc. – Filed Herewith.

	(2)	Code of Ethics of Financial Counselors, Inc.(9)

	(3)	Code of Ethics of The London Company of Virginia, LLC.(9)

Part C-4

(4)	Code of Ethics of Broad Run Investment Management, LLC.(9)

(5)	Code of Ethics of SPARX Asset Management Co., Ltd.(9)

(6)	Code of Ethics of RBC Global Asset Management (U.S.) Inc.(9)

(7)	Code of Ethics of Quasar Distributors, LLC.(9)
_______________

(1)
Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 6 was filed on October 28, 1997, and its accession number is 0000897069-97-000422.

(2)
Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement.  Post‑Effective Amendment No. 16 was filed on July 1, 2005, and its accession number is 0000897069-05-001653.

(3)
Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement.  Post‑Effective Amendment No. 24 was filed on December 15, 2008, and its accession number is 0000897069-08-001905.

(4)
Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement.  Post‑Effective Amendment No. 26 was filed on November 23, 2009, and its accession number is 0000898531-09-000435.

(5)
Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement.  Post‑Effective Amendment No. 34 was filed on February 28, 2013, and its accession number is 0000898531-13-000110.

(6)
Previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement.  Post‑Effective Amendment No. 38 was filed on February 28, 2014, and its accession number is 0000898531-14-000096.

(7)
Previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement.  Post‑Effective Amendment No. 40 was filed on March 2, 2015, and its accession number is 0000898531-15-000083.

(8)
Previously filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement.  Post‑Effective Amendment No. 42 was filed on April 15, 2015, and its accession number is 0000898531-15-000177.

(9)
Previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement.  Post‑Effective Amendment No. 43 was filed on February 29, 2016, and its accession number is 0000898531-16-000649.

Item 29.        Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with Registrant.

Part C-5

Item 30.        Indemnification

Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant’s Trust Instrument, dated September 16, 1992, contains the following article, which is in full force and effect and has not been modified or canceled:

“ARTICLE X
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1.  Limitation of Liability.  A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee.  A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2.  Indemnification

(a)           Subject to the exceptions and limitations contained in Section 10.2(b) below:

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

Part C-6

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)	by the court or other body approving the settlement;

(B)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable , shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Section 10.3.  Shareholders.  In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by
Part C-7

the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.        Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.        Principal Underwriters

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Manager Directed Portfolios
Appleton Funds	Matrix Advisors Value Fund, Inc.
Barrett Opportunity Fund, Inc.	Merger Fund
Bridge Builder Trust	Monetta Trust
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brookfield Investment Funds	Oaktree Funds
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
CG Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.

Part C-8

Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
GoodHaven Funds Trust	Stone Ridge Trust V
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street EWM Funds Trust
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds
(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:
Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
(1)    This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)    This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)    This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.
Item 33.        Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant’s Custodian and Registrant’s Administrator as follows:  the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be
Part C-9

maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant’s Custodian; and all other records will be maintained by Registrant’s Administrator.

Item 34.        Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.        Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

Part C-10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 16th day of December, 2016.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
Chairman of the Board and
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Neil J. Hennessy Neil J. Hennessy	Chairman of the Board and President (Principal Executive Officer) and a Trustee	December 16, 2016
Robert T. Doyle*	Trustee	*
J. Dennis DeSousa*	Trustee	*
Gerald P. Richardson*	Trustee	*
/s/ Teresa M. Nilsen Teresa M. Nilsen	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	December 16, 2016

*By:      /s/ Neil J. Hennessy
Neil J. Hennessy
Attorney-in-fact
December 16, 2016

Signature Page

EXHIBIT INDEX

Exhibit No.		Exhibit Description

(a)	Organizational Documents:

	(1)	Certificate of Trust.*

	(2)	Certificate of Amendment to the Certificate of Trust.*

	(3)	Trust Instrument (restated in electronic format to include all amendments through December 12, 2008).*

	(4)	Written Instrument Designating and Establishing Institutional Class for the Hennessy Large Cap Financial Fund and the Hennessy Japan Small Cap Fund.*

	(5)	Written Instrument Designating and Establishing Institutional Class for the Hennessy Gas Utility Fund – Filed Herewith.

(b)	Bylaws, as amended and restated as of June 3, 2008.*

(c)	None.

(d)	Investment Advisory Contracts:

	(1)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.*

	(2)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund.*

(3)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund.*

(4)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.*

Exhibit-1

(5)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.*

(6)
Form of First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund – Filed Herewith.

	(7)	Sub-Advisory Agreement between Hennessy Advisors, Inc. and Voyageur Asset Management, Inc. (n/k/a RBC Global Asset Management (U.S.) Inc.) for the Hennessy Large Value Fund.*

	(8)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.*

	(9)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity sleeve) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.*

	(10)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income sleeve) between Hennessy Advisors, Inc. and Financial Counselors, Inc.*

	(11)	Sub-Advisory Agreement for the Hennessy Core Bond Fund between Hennessy Advisors, Inc. and Financial Counselors, Inc.*

	(12)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.*

(e)	Distribution Agreement among Registrant, Hennessy Advisors, Inc. and Quasar Distributors, LLC* and Amended and Restated Exhibit C* and Exhibit A.*

(f)	None.

(g)	Custody Agreement between Registrant and U.S. Bank, National Association* and Amended and Restated Exhibit C* and Exhibit D.*

Exhibit-2

(h)	Other Material Contracts:

	(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC and Amended and Restated Exhibit A* and Exhibit B.*

	(2)	Transfer Agent Agreement between Registrant and U.S. Bancorp Fund Services, LLC* and Amended and Restated Exhibit A* and Exhibit C.*

	(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC* and Amended and Restated Exhibit A* and Exhibit B.*

(4)
Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.*

	(5)	First Amendment to Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.*

	(6)	Power of Attorney.*

(7)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund [Agreement Expired but Reimbursement Provision Continuing].*

(8)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund and the Hennessy Cornerstone Value Fund [Agreement Terminated but Reimbursement Provision Continuing].*

	(9)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund [Agreement Terminated but Reimbursement Provision Continuing].*

	(10)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund [Agreement Terminated but Reimbursement Provision Continuing].*

Exhibit-3

	(11)	Form of Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund – Filed Herewith.

(i)	Opinion of Foley & Lardner LLP – To Be Filed by Amendment.

(j)	Consent of Tait, Weller & Baker LLP – To Be Filed by Amendment.

(k)	None.

(l)	Subscription Agreement.*

(m)	Distribution (Rule 12b-1) Plans:

(1)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund.*

	(2)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.*

	(3)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.*

	(4)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.*

	(5)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.*

	(6)	Distribution (Rule 12b-1) Plan for the Hennessy Large Value Fund.*

	(7)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.*

	(8)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.*

	(9)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.*

	(10)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.*

(n)	Form of Amended and Restated Rule 18f-3 Multi-Class Plan – Filed Herewith.

(o)	(1)	Code of Ethics of Hennessy Funds Trust and Hennessy Advisors, Inc. – Filed Herewith.

	(2)	Code of Ethics of Financial Counselors, Inc.*

	(3)	Code of Ethics of The London Company of Virginia, LLC.*

Exhibit-4

(4)	Code of Ethics of Broad Run Investment Management, LLC.*

(5)	Code of Ethics of SPARX Asset Management Co., Ltd.*

(6)	Code of Ethics of RBC Global Asset Management (U.S.) Inc.*

(7)	Code of Ethics of Quasar Distributors, LLC.*
___________________

* Previously filed.

Exhibit-5